UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2020

CNX Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center 1000 CONSOL Energy Drive Suite 400 Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	CNX	New York Stock Exchange
Preferred Share Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of CNX Resources Corporation (the “Company”) held on May 6, 2020 (the “Annual Meeting”), the Company’s shareholders approved the CNX Resources Corporation Amended and Restated Equity and Incentive Compensation Plan (the “Amended Plan”). Subject to the adjustment provisions of the Amended Plan, the adoption of this Amended Plan increased the number of shares authorized for issuance by 10,775,000 (i.e., from 48,915,944 to 59,690,944). The aggregate number of shares available with respect to awards will be reduced by one share for each share to which an award relates; provided, however, that such aggregate number of shares available will be reduced by 1.62 shares for each share which relates to a Full-Value Award (as defined in the Amended Plan).

The employees of the Company and its subsidiaries, non-employee directors of the Company’s Board of Directors (the “Board”) and certain consultants are eligible to receive grants under the Amended Plan. The Amended Plan provides for the grant of cash and equity awards including stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, deferred stock units and other stock-based awards. Performance goals applicable to performance awards may include, without limitation: cash flow; cash flow from operations; earnings (including earnings before interest, taxes, depreciation, and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; internal rate of return; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; share price; equity ratios; economic value added; cost of capital; assets or change in assets; expenses; expense reduction levels; productivity; delivery performance; safety record and/or performance; environmental record and/or performance; mine closures; stock price; interest-sensitivity gap levels; return on equity or capital employed; total or relative increases to shareholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; amount of oil and gas reserves; oil and gas reserve additions; oil and gas reserve replacement ratios and similar measures; finding and development costs (including costs of finding oil and gas reserves); daily natural gas and/or oil production; volume metrics (including volumes sold, volumes produced, volumes transported and similar measures); drilling and well metrics (including number of gross or net wells drilled, number of horizontal wells drilled, cost per well and similar measures); operating efficiency metrics; charge-offs; non-performing assets; asset sale targets; asset quality levels; asset write-downs; value of assets; employee retention/attrition rates; talent management; diversity; investments; regulatory compliance; satisfactory internal or external audits; improvement of financial ratings; value creation; achievement of balance sheet or income statement objectives; and completion of acquisitions, business expansion, major project or organizational initiatives, product diversification and other non-financial operating and management performance objectives.

Subject to certain anti-dilution adjustments under the Amended Plan, no participant may be granted stock options or stock appreciation rights for more than 3,465,120 shares, in the aggregate, in any one calendar year, and no more than 11,550,400 shares may be granted in the form of incentive stock options under the Amended Plan. Notwithstanding anything in the Amended Plan to the contrary and subject to certain anti-dilution adjustments described below, no non-employee director may be granted, in any one fiscal year of the Company, compensation for such service having an aggregate maximum value (measured at the grant date, as applicable, and calculating the value of any awards on the grant date fair value for financial reporting purposes), of more than $900,000.

Except in the case of substitute awards, awards granted under the Amended Plan will either be subject to a minimum vesting or minimum performance period, in the case of performance awards, of one year. Notwithstanding the foregoing, (i) the Compensation Committee of the Board may authorize acceleration of vesting of such awards in the event of the participant’s death, disability, termination of service or the occurrence of a change in control, (ii) the Compensation Committee may grant awards without the above-described minimum requirements with respect to awards covering up to 5% of the aggregate number of shares authorized for issuance under the Amended Plan, and (iii) with respect to awards granted to non-employee directors, the vesting of such awards will be deemed to satisfy the minimum vesting requirement to the extent that the awards vest based on the approximate one-year period beginning on each regular annual meeting of the Company’s shareholders and ending on the date of the next regular annual meeting of the Company’s shareholders.

The above description of the Amended Plan is a summary and is not complete. A copy of the Amended Plan is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the above summary is qualified in its entirety by reference to the Amended Plan set forth in such exhibit.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders considered four proposals, each of which is described in more detail in the 2020 proxy statement. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The following individuals were elected as directors to hold office for a one-year term expiring at the annual meeting in 2021 or until their respective successors are elected and qualified:

Director Name	For	Against	Abstain	Broker Non-Votes
J. Palmer Clarkson	141,779,293	14,756,494	165,719	15,865,371
Nicholas J. DeIuliis	155,940,569	596,263	164,674	15,865,371
Maureen E. Lally-Green	149,966,988	6,568,380	166,138	15,865,371
Bernard Lanigan, Jr.	155,078,937	1,455,189	167,380	15,865,371
Ian McGuire	155,829,286	705,226	166,994	15,865,371
William N. Thorndike, Jr.	155,268,779	1,266,159	166,568	15,865,371

Proposal 2: Ernst & Young LLP was ratified as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
170,514,317	1,725,187	327,373	0

Proposal 3: An advisory, non-binding resolution regarding compensation paid to our named executive officers in 2019 was approved.

For	Against	Abstain	Broker Non-Votes
137,564,259	18,895,504	241,743	15,865,371

Proposal 4: The CNX Resources Corporation Amended and Restated Equity and Incentive Compensation Plan was adopted and approved.

For	Against	Abstain	Broker Non-Votes
149,747,629	6,753,331	200,546	15,865,371

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	CNX Resources Corporation Amended and Restated Equity and Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX RESOURCES CORPORATION

By:	/s/ Stephanie L. Gill
Name:	Stephanie L. Gill
Title:	Senior Vice President, General Counsel and
Corporate Secretary

Dated: May 7, 2020